Deferred Revenue	12 Months Ended
Dec. 31, 2025
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue
27.
Deferred revenue

	As at December 31,
	2024	2025
	RMB’million	RMB’million
Non-current	179	303
Current	3,096	3,539
	3,275	3,842

Deferred revenue mainly represents contract liabilities in relation to the service fees prepaid by customers for membership subscriptions, time-based virtual gifts, content sublicensing and digital music singles and albums, for which the related services had not been rendered as at December 31, 2024 and 2025.

Revenue recognized for the years ended December 31, 2023, 2024 and 2025 related to carried-forward contract liabilities amounted to RMB2,170 million, RMB2,854 million and RMB3,096 million, respectively.

The transaction price allocated to the performance obligations that are unsatisfied, or partially unsatisfied, has not been disclosed, as substantially all of the Group’s contracts have a duration of one year or less.